Exhibit 10.1

EXHIBIT B

Confidential
Private Placement Subscription Agreement
(Regulation S Offering for Canadian Persons)

BIOLOGIX HAIR INC.
82 Avenue Rd.,
Toronto, Ontario, M5R 2H2.
Canada

$2,000,000
2,000,000 Shares @
$1.00 per Share

Minimum Investment:  $25,000.00

January 15, 2013

BIOLOGIX HAIR INC.

INSTRUCTIONS TO SUBSCRIBER

1.	COMPLETE all of the information applicable to you or your entity (Company, Trust, etc.) in this Subscription Agreement.

2.	COMPLETE the sections applicable to your place of residency or incorporation. This Subscription may contain sections and questionnaires specific to your country of residence.

3.	FAX Completed Subscription Agreement to 778-383-6485 or scan and EMAIL to pp@biologixhair.com Attention: Private Placement Department.

4.	WIRE FUNDS BY BANK TRANSFER: USD to Biologix Hair Inc. See bank details below;

BENEFICIARY BANK:	BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, B. C., CANADA
B: 604- 665-7506 (Attn: Marj Ross)

CANADIAN BANK NUMBER:	001

TRANSIT NUMBER:	0004 (or 00040, if a 5 digit # required)

BENEFICIARY:	Biologix Hair Inc.

USD ACCOUNT NUMBER:	4748-220

SWIFT BIC ADDRESS:	BOFMCAM2

SPECIAL INSTRUCTIONS	IMPORTANT - Have Bank identify Subscribers Name on the wire transfer.

5.	MAIL or COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaires, to our private placement processing department at:

Biologix Hair Inc.
Private Placement Department
Suite 111, Unit 8- 6014 Vedder Road,
Chilliwack, BC, Canada
V2R 5P5

Phone: (778) 383-6485 ext. 705

SUBSCRIPTION AGREEMENT
(Regulation S Offering for Canadian Persons)

BIOLOGIX HAIR INC.

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TERMS AND CONDITIONS

SUBSCRIPTION AGREEMENT between Biologix Hair Inc., a Florida corporation (the “Company”) and the undersigned (the “Subscriber”).

WHEREAS:

A.           The Company desires to offer for sale pursuant to Regulation S of the United States Securities Act of 1933 (the “Act”) (the “Offering”) a maximum of 2,000,000 Shares ($2,000,000) (the “Shares”) at an offering price of $1.00 per Share in the currency of the United States.

B.           Each Share consists of one (1) share of common stock of $0.001 par value per share.

C.           The Subscriber desires to acquire the number of Shares of the Offering set forth on the signature page hereof on the terms and subject to the conditions of this Subscription Agreement. The undersigned hereby irrevocably subscribes for the purchase of Shares, pursuant to and in accordance with the terms and conditions of this Subscription Agreement, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below.

D.           The undersigned agrees that:  (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such securities, unless either (a) a registration statement, or post-effective amendment thereto, covering such securities have been filed with the Securities and Exchange Commission pursuant to the Act , and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the securities is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the common stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied and (3) the Company may affix the legend set forth herein to the certificates for Shares hereby subscribed for, if such legend is applicable.

The following information is furnished as the undersigned’s subscription for Shares issued by the Company, consisting of shares of common stock, $0.001 par value per share at a price of $1.00 per share, and for you to determine whether I am qualified to purchase Shares from the Company pursuant to Regulation S promulgated under the Act, and comparable provisions of applicable state securities laws.  I, the undersigned, understand that you will rely upon the following information for purposes of such determination, and that the Shares will not be registered under the Act in reliance upon the exemption from registration provided by Regulation S of the Act.

ALL INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT WILL BE TREATED CONFIDENTIALLY. However, it is agreed that you may present this document to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Act or meets the requirements of applicable state securities laws.  I understand that if I make a false statement, it will constitute a violation of my representations and warranties under this Subscription Agreement and may also constitute a violation of law, for which the Company can make a claim for damages against me.  My investment in the Shares will not be accepted until the Company determines that I satisfy all of the suitability standards set forth in the Private Placement Memorandum (the “Memorandum”).  See “Who May Invest.”

1.	Representations and Warranties. I, the undersigned, represent and warrant as follows:

(a)
I have received the Memorandum, have carefully reviewed the Memorandum, and have relied solely on the information contained therein, and information otherwise provided to me in writing by the Company.   I understand that all documents, records and books pertaining to this investment have been made available by the Company for inspection by me or my attorney and accountant.  I am familiar with the Company’s business objectives and the financial arrangements in connection therewith.  The Shares I am purchasing are the kind of securities that I wish to hold for investment and the nature of the Shares are consistent with my investment program. My advisor(s) and I have had a reasonable opportunity to ask questions of and receive answers from the officers and directors of the Company concerning the Company and the Shares.  All such questions have been answered to my full satisfaction.  I, or my representatives, have made such investigation of the facts and circumstances set forth in the Memorandum and exhibits thereto in connection with any purchase of the Shares as I have deemed necessary.  No representations have been made or information furnished to me or my advisor(s) relating to the Company or the Shares that are in any way inconsistent with the Memorandum.

(b)
As purchaser, I am not a “U.S. Person” as defined by Regulation S of the Act and am not acquiring the Shares for the account or benefit of a U.S. Person.  A “U.S. Person” is defined by Regulation S of the Act to be any person who is:  (i) Any natural person resident in the United States; (ii) Any partnership or corporation organized or incorporated under the laws of the United States; (iii) Any estate of which any executor or administrator is a U.S. person; (iv) Any trust of which any trustee is a U.S. person; (v) Any agency or branch of a foreign entity located in the United States; (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) Any partnership or corporation if: (A) Organized or incorporated under the laws of any foreign jurisdiction; and (B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(c)
Subject to the terms and conditions hereof, I hereby irrevocably tender this Subscription Agreement for the purchase of the Shares indicated below and shall pay for such Shares in the manner set forth herein.  I am aware that the subscription made herein is irrevocable, but that the Company has the unconditional right to accept or reject this subscription, in whole or in part, and that the sale of the Shares pursuant hereto is subject to the approval of certain legal matters by legal counsel and to other conditions.  If my subscription is not accepted for any reason whatsoever, or, if the offering made through the Memorandum is terminated, my money will be returned in full, without any interest that may be earned thereon, and the Company will be relieved of any responsibility or liability that might be deemed to arise out of my offer to subscribe for the Shares.

(d)
I have carefully reviewed the Memorandum.  I have such knowledge and experience in business and financial matters as will enable me to evaluate the merits and risks of the prospective investment and to make an informed investment decision.  I am also aware that no state or Federal agency has reviewed or endorsed the Memorandum or the Shares, that the Shares involve a high degree of economic risk.

(e)
I have satisfied myself as to the full observance of the laws of my jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within my jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares;

(f)
I have been advised and am fully aware that investing in the Shares is a speculative and uncertain undertaking, the advantages and benefits of which are generally limited to a certain class of investors, and that the Shares may be sold only to persons who understand the nature of the proposed operations of the Company and for whom the investment is suitable.  I represent that I meet such suitability requirements.

(g)	I have relied on my own tax and legal adviser and my own investment counselor with respect to the income tax and investment considerations of being an investor as described in the Memorandum.

(h)	I meet the requirements of a purchaser as set forth in the Memorandum under the caption “Who May Invest.”

(i)
I understand that the Company has not registered the Shares under the Act, or the applicable laws of any other jurisdiction, in reliance on exemptions from registration.  I further understand that such exemptions depend upon my investment intent at the time I acquire the Shares.  I therefore represent and warrant that I am purchasing the Shares for my own account for investment, not as a nominee or agent, without any present intention to distribution, assignment, resale or other transfer of the Shares in any manner which would result in a violation of Regulation S or any other provision of United States securities laws.  Except as specifically stated herein, no other person has a direct or indirect beneficial interest in the Shares.  Because the Shares are not registered, I am aware that I must hold them indefinitely unless they are registered under the Act or I must obtain exemptions from such registration.  I acknowledge that the Company is under no duty to register the Shares or comply with any exemption in connection with my sale, transfer or other disposition under applicable rules and regulations, except as described in the Memorandum.  I understand that if I desire to sell, assign, transfer, hypothecate or in any way alienate or encumber the Shares in the future, the Company can require that I provide, at my own expense, an opinion of counsel satisfactory to the Company to the effect that such action will not result in a violation of applicable federal or state securities laws and regulations or other applicable federal or state laws and regulations.

(j)
The solicitation of an offer to purchase the Shares was directly communicated to me through the Memorandum to which this Subscription Agreement is attached as an Exhibit.  At no time was I presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer.

(k)
I recognize that my investment in the Shares involves certain risks and I have taken full cognizance of and understand all of the risk factors related to the business objectives of the Company and the purchase of the Shares, including those risk factors set forth under the caption “RISK FACTORS” in the Memorandum.

(l)
All information that I have provided herein is correct and complete as of the date hereof, and if there should be any material change in such information prior to the acceptance of this Subscription Agreement, I will immediately provide the Company with such information.

(m)
If the Subscriber is a corporation, partnership, trust, unincorporated association or other entity, it is authorized and otherwise duly qualified to purchase and hold the Shares subscribed hereunder, and such entity has not been formed for the specific purpose of acquiring the Shares.  If the Subscriber is a trustee and is acquiring the Shares for the trust of which he is a trustee, he has sought the advice of counsel regarding whether the purchase of the Shares is an authorized trust investment and has been advised by counsel that after reviewing all applicable laws and the terms of the trust instrument, such counsel is of the opinion that the undersigned has the authority to purchase the Shares for the trust.

(n)	If the Subscriber is an individual, he or she is 21 years of age, or if the Subscriber is an association, all of its members are of such age.

(o)
Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its corporate purposes.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

(p)	The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this subscription Agreement to the Subscriber’s address indicated herein.

(q)	The Subscriber acknowledges and agrees that the subscription for the Shares and the Company’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

2.
Restrictive Legend.  I hereby acknowledge and consent to the placement of the following restrictive legend on the certificate(s) and other documents(s) representing shares of the Company’s common stock:

THE SECURITIES  REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGES OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A SATISFACTORY LEGAL OPINION TO THE COMPANY.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.  A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”  MAY BE OBTAINED FROM THE COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION IN A FORM SATISFACTORY TO THE COMPANY AND ITS REGISTRAR AND TRANSFER AGENT, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR AS PRESCRIBED BY THE COMPANY FROM TIME TO TIME.

3.             Indemnification.

I agree to indemnify and hold harmless the Company, its officers and directors from and against all damages, losses, costs and expenses (including reasonable attorney’s fees) which they may incur by reason of my failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any untrue statement made herein or any breach of the representations and warranties made herein or in any document that I have provided to the Company.

4.             Miscellaneous.

(a)
I agree that I may not cancel, terminate or revoke this Subscription Agreement or any covenant hereunder and that this Subscription Agreement shall survive my death or disability and shall be binding upon my heirs, executors, administrators, successors and assigns.

(b)	This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada.

(c)
Within five days after receipt of a written request from the Company, I agree to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

IN WITNESS WHEREOF, this SUBSCRIPTION AGREEMENT made as of the date below between Biologix Hair Inc., a Nevada corporation (the “Company”) and the undersigned (the “Subscriber”). Subject and pursuant to the attached “Terms and Conditions” of this Subscription Agreement, including all schedules and appendices attached hereto, the Subscriber hereby irrevocably subscribes for, and on the Closing Date, will purchase from the Company, the following securities at the following price:

I am an Accredited Investor                                                                          (Yes/No). If yes, please fill out this section and the accredited investor form.

(Check if Applicable) The Subscriber is ______ an affiliate of Biologix Hair Inc.

Number of Shares Subscribed for:                                                                                                        Shares at US$1.00 per Share.

Amount of Subscription:                      USD $

Name of Subscriber, Corporation or other form of registration (use full legal name):

Address of Subscriber:

City:                                                         Province________________   Postal Code:

Home Phone:                                                         Bus. Phone:

Cell Phone:                                                         Fax:

Tax Id/E.I.N./S.I.N.

Email address

Name and address of Person Making Investment Decision on behalf of Above Entity if other than an individual purchaser:

Position or Title of Person Making Investment Decision in the Above Entity if other than an individual purchaser:

Special Instructions:

DELIVERY INSTRUCTIONS if different from the information above

Name and account reference, if applicable.

Contact Name

Address for Delivery

City:                                                         Province:________________   Postal Code:

Bus. Phone:                                                         Fax:

Email address

By signing this acceptance, the Subscriber agrees to be bound by the term and conditions of this Subscription Agreement.

EXECUTED by the Subscriber this _______ day of _____________, 2013.

WITNESS:	EXECUTION BY SUBSCRIBER:
X
Signature of Witness	Signature of individual (if Subscriber is an individual)

X
Name of Witness	Authorized signatory (if Subscriber is not an individual)

Address of Witness	Name of Subscriber (please print)

Name of authorized signatory (please print)

APPENDIX 1

Regulation S – Canadian Accredited Investor Form

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE
All Canadian Subscribers must complete the Canadian Questionnaire.

SCHEDULE A

CANADIAN QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106").  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.
the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2.	the Subscriber is (check one or more of the following boxes):

(A)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	☐

(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company	☐

(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company	☐

(D)	a close personal friend of a director, executive officer, founder or control person of the Company	☐

(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company	☐

(F)	an accredited investor	☐

(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	☐

(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	☐

(I)	purchasing as principal Securities with an aggregate acquisition cost of not less than CDN$150,000	☐

3.	if the Subscriber has checked box B, C, D, E, G or H in Section 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals.  Please attach a separate page if necessary).

4.	if the Subscriber is resident in Ontario, the Subscriber is (check one or more of the following boxes):

(A)	a founder of the Company	☐

(B)	an affiliate of a founder of the Company	☐

(C)	a spouse, parent, brother, sister, grandparent or child of a director, executive officer or founder of the Company	☐

(D)	a person that is a control person of the Company	☐

(E)	an accredited investor	☐

(F)	purchasing as principal Securities with an aggregate acquisition cost of not less than CDN$150,000	☐

5.	if the Subscriber has checked box A, B, C or D in Section 4 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder, affiliate and control person which you have the above-mentioned relationship with.)

6.
if the Subscriber has ticked box F in Section 2 or box E in Section 4 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

☐
(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐
(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

☐	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

☐
(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Québec;

☐	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐
(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

☐
(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

☐	(m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

☐
(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

☐
(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐
(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐
(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐
(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;

☐	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

☐
(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2013.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity

FOR INTERNAL USE

Company Acceptance

(To be filled out by Biologix Hair Inc.)

ACCEPTED BY:

BIOLOGIX HAIR INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

EXHIBIT C

BIOLOGIX HAIR INC.

INSTRUCTIONS TO SUBSCRIBER

1.	COMPLETE all of the information applicable to you or your entity (Company, Trust, etc.) in this Subscription Agreement.

2.	COMPLETE the sections applicable to your place of residency or incorporation. This Subscription may contain sections and questionnaires specific to your country of residence.

3.	FAX Completed Subscription Agreement to 778-383-6485 or scan and EMAIL to pp@biologixhair.com Attention: Private Placement Department.

4.	WIRE FUNDS BY BANK TRANSFER: USD to Biologix Hair Inc. See bank details below;

BENEFICIARY BANK:	BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, B. C., CANADA
B: 604- 665-7506 (Attn: Marj Ross)

CANADIAN BANK NUMBER:	001

TRANSIT NUMBER:	0004 (or 00040, if a 5 digit # required)

BENEFICIARY:	Biologix Hair Inc.

USD ACCOUNT NUMBER:	4748-220

SWIFT BIC ADDRESS:	BOFMCAM2

SPECIAL INSTRUCTIONS	IMPORTANT - Have Bank identify Subscribers Name on the wire transfer.

5.	MAIL or COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaires, to our private placement processing department at:

Biologix Hair Inc.
Private Placement Department
Suite 111, Unit 8- 6014 Vedder Road,
Chilliwack, BC, Canada
V2R 5P5

Phone: (778) 383-6485 ext. 705

EXHIBIT B

Confidential
Private Placement Subscription Agreement
(Regulation D Offering for U.S. Persons)

BIOLOGIX HAIR INC.
82 Avenue Rd.,
Toronto, Ontario, M5R 2H2.
Canada

$2,000,000
2,000,000 Shares @
$1.00 per Share

Minimum Investment:  $25,000.00

January 15, 2013

BIOLOGIX HAIR INC.

INSTRUCTIONS TO SUBSCRIBER

1.	COMPLETE all of the information applicable to you or your entity (Company, Trust, etc.) in this Subscription Agreement.

2.	COMPLETE the sections applicable to your place of residency or incorporation. This Subscription may contain sections and questionnaires specific to your country of residence.

3.	FAX Completed Subscription Agreement to 778-383-6485 or scan and EMAIL to pp@biologixhair.com Attention: Private Placement Department.

4.	WIRE FUNDS BY BANK TRANSFER: USD to Biologix Hair Inc. See bank details below;

BENEFICIARY BANK:	BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, B. C., CANADA
B: 604- 665-7506 (Attn: Marj Ross)

CANADIAN BANK NUMBER:	001

TRANSIT NUMBER:	0004 (or 00040, if a 5 digit # required)

BENEFICIARY:	Biologix Hair Inc.

USD ACCOUNT NUMBER:	4748-220

SWIFT BIC ADDRESS:	BOFMCAM2

SPECIAL INSTRUCTIONS	IMPORTANT - Have Bank identify Subscribers Name on the wire transfer.

5.	MAIL or COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaires, to our private placement processing department at:

Biologix Hair Inc.
Private Placement Department
Suite 111, Unit 8- 6014 Vedder Road,
Chilliwack, BC, Canada
V2R 5P5

Phone: (778) 383-6485 ext. 705

2

SUBSCRIPTION AGREEMENT
(Regulation D Offering for U.S. Persons)

BIOLOGIX HAIR INC.

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TERMS AND CONDITIONS

SUBSCRIPTION AGREEMENT between Biologix Hair Inc., a Nevada corporation (the “Company”) and the undersigned (the “Subscriber”).

WHEREAS

A.           The Company desires to offer for sale pursuant to Regulation D of the United States Securities Act of 1933 (the “Act”) (the “Offering”) a maximum of 2,000,000 Shares ($2,000,000) (the “Shares”) at an offering price of $1.00 per Share in the currency of the United States.

B.           Each Share consists of one (1) share of common stock of $0.001 par value per share.

C.           The Subscriber desires to acquire the number of Shares of the Offering set forth on the signature page hereof on the terms and subject to the conditions of this Subscription Agreement. The undersigned hereby irrevocably subscribes for the purchase of Shares, pursuant to and in accordance with the terms and conditions of this Subscription Agreement, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below.

D.           The undersigned agrees that:  (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such securities, unless either (a) a registration statement, or post-effective amendment thereto, covering such securities have been filed with the Securities and Exchange Commission pursuant to the Act, and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the securities is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the common stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied and (3) the Company may affix the legend set forth herein to the certificates for Shares hereby subscribed for, if such legend is applicable.

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The following information is furnished as the undersigned’s subscription for Shares issued by the Company, consisting of shares of common stock, $0.001 par value per share at a price of $1.00 per share, and for you to determine whether I am qualified to purchase Shares from the Company pursuant to Regulation D promulgated under the Act, and comparable provisions of applicable state securities laws.  I, the undersigned, understand that you will rely upon the following information for purposes of such determination, and that the Shares will not be registered under the Act in reliance upon the exemption from registration provided by Sections 3(b) and 4(2) of the Act, Regulation D promulgated thereunder (“Regulation D”), and comparable provisions of applicable state securities laws.

I further understand I may be required to supply a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate my status as an Accredited Investor.

 ALL INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT WILL BE TREATED CONFIDENTIALLY. However, it is agreed that you may present this document to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Act or meets the requirements of applicable state securities laws.  I understand that if I make a false statement, it will constitute a violation of my representations and warranties under this Subscription Agreement and may also constitute a violation of law, for which the Company can make a claim for damages against me.  My investment in the Shares will not be accepted until the Company determines that I satisfy all of the suitability standards set forth in the Private Placement Memorandum (the “Memorandum”).  See “Who May Invest.”

1.	Representations and Warranties. I, the undersigned, represent and warrant as follows:

(a)
I have received the Memorandum, have carefully reviewed the Memorandum, and have relied solely on the information contained therein, and information otherwise provided to me in writing by the Company.   I understand that all documents, records and books pertaining to this investment have been made available by the Company for inspection by me or my attorney and accountant.  I am familiar with the Company’s business objectives and the financial arrangements in connection therewith.  The Shares I am purchasing are the kind of securities that I wish to hold for investment and the nature of the Shares are consistent with my investment program. My advisor(s) and I have had a reasonable opportunity to ask questions of and receive answers from the officers and directors of the Company concerning the Company and the Shares.  All such questions have been answered to my full satisfaction.  I, or my representatives, have made such investigation of the facts and circumstances set forth in the Memorandum and exhibits thereto in connection with any purchase of the Shares as I have deemed necessary.  No representations have been made or information furnished to me or my advisor(s) relating to the Company or the Shares that are in any way inconsistent with the Memorandum.

(b)
Subject to the terms and conditions hereof, I hereby irrevocably tender this Subscription Agreement for the purchase of the Shares indicated below and shall pay for such Shares in the manner set forth herein.  I am aware that the subscription made herein is irrevocable, but that the Company has the unconditional right to accept or reject this subscription, in whole or in part, and that the sale of the Shares pursuant hereto is subject to the approval of certain legal matters by legal counsel and to other conditions.  If my subscription is not accepted for any reason whatsoever, or, if the offering made through the Memorandum is terminated, my money will be returned in full, without any interest that may be earned thereon, and the Company will be relieved of any responsibility or liability that might be deemed to arise out of my offer to subscribe for the Shares.

(c)
I have carefully reviewed the Memorandum.  I have such knowledge and experience in business and financial matters as will enable me to evaluate the merits and risks of the prospective investment and to make an informed investment decision.  I am also aware that no state or Federal agency has reviewed or endorsed the Memorandum or the Shares, that the Shares involve a high degree of economic risk.

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(d)
I have been advised and am fully aware that investing in the Shares is a speculative and uncertain undertaking, the advantages and benefits of which are generally limited to a certain class of investors, and that the Shares may be sold only to persons who understand the nature of the proposed operations of the Company and for whom the investment is suitable.  I represent that I meet such suitability requirements.

(e)	I have relied on my own tax and legal adviser and my own investment counselor with respect to the income tax and investment considerations of being an investor as described in the Memorandum.

(f)	I meet the requirements of a purchaser as set forth in the Memorandum under the caption “Who May Invest.”

(g)
I understand that the Company has not registered the Shares under the Act, or the applicable securities laws of any other state, in reliance on exemptions from registration.  I further understand that such exemptions depend upon my investment intent at the time I acquire the Shares.  I therefore represent and warrant that I am purchasing the Shares for my own account for investment and not with a view to distribution, assignment, resale or other transfer of the Shares in any manner which would result in a violation of Regulation D or any other provision of United States securities laws.  Except as specifically stated herein, no other person has a direct or indirect beneficial interest in the Shares.  Because the Shares are not registered, I am aware that I must hold them indefinitely unless they are registered under the Act and any applicable state securities laws or I must obtain exemptions from such registration.  I acknowledge that the Company is under no duty to register the Shares or comply with any exemption in connection with my sale, transfer or other disposition under applicable rules and regulations, except as described in the Memorandum.  I understand that if I desire to sell, assign, transfer, hypothecate or in any way alienate or encumber the Shares in the future, the Company can require that I provide, at my own expense, an opinion of counsel satisfactory to the Company to the effect that such action will not result in a violation of applicable federal or state securities laws and regulations or other applicable federal or state laws and regulations.

(h)	I understand that the certificates for the shares of common stock will bear a legend substantially to the following effect:

The Securities represented by this instrument have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold, pledged, hypothecated or otherwise transferred, except upon delivery to the Company of an opinion of counsel, satisfactory to the Board of Directors, that an exemption from such registration is available and that such transfer will not result in any violation of the law.

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

(i)
The solicitation of an offer to purchase the Shares was directly communicated to me through the Memorandum to which this Subscription Agreement is attached as an Exhibit.  At no time was I presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer.

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(j)
I recognize that my investment in the Shares involves certain risks and I have taken full cognizance of and understand all of the risk factors related to the business objectives of the Company and the purchase of the Shares, including those risk factors set forth under the caption “RISK FACTORS” in the Memorandum.

(k)
All information that I have provided herein, including, without limitation, information concerning myself, my financial position and my knowledge of financial and business matters, is correct and complete as of the date hereof, and if there should be any material change in such information prior to the acceptance of this Subscription Agreement, I will immediately provide the Company with such information.

(l)
If the Subscriber is a corporation, partnership, trust, unincorporated association or other entity, it is authorized and otherwise duly qualified to purchase and hold the Shares subscribed hereunder, and such entity has not been formed for the specific purpose of acquiring the Shares.  If the Subscriber is a trustee and is acquiring the Shares for the trust of which he is a trustee, he has sought the advice of counsel regarding whether the purchase of the Shares is an authorized trust investment and has been advised by counsel that after reviewing all the applicable state law and the terms of the trust instrument, such counsel is of the opinion that the undersigned has the authority to purchase the Shares for the trust.

(m)	If the Subscriber is an individual, he or she is 21 years of age, or if the Subscriber is an association, all of its members are of such age.

(n)
Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its corporate purposes.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

(o)	The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this subscription Agreement to the Subscriber’s address indicated herein.

(p)	The Subscriber acknowledges and agrees that the subscription for the Shares and the Company’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

2.           Indemnification.

I agree to indemnify and hold harmless the Company, its officers and directors from and against all damages, losses, costs and expenses (including reasonable attorney’s fees) which they may incur by reason of my failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any untrue statement made herein or any breach of the representations and warranties made herein or in any document that I have provided to the Company.

3.           Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

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4.           Assignment

This Subscription Agreement is not transferable or assignable.

5.           Execution

The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

6.           Severability

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

7.           Entire Agreement

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

8.           Notices

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address supplied by the subscriber below and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

9.           Counterparts

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

10.         Miscellaneous.

(a)
I agree that I may not cancel, terminate or revoke this Subscription Agreement or any covenant hereunder and that this Subscription Agreement shall survive my death or disability and shall be binding upon my heirs, executors, administrators, successors and assigns.

(b)	This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada.

(c)
Within five days after receipt of a written request from the Company, I agree to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(d)
Closing of the purchase and sale of the Securities shall be deemed to be effective on such date as may be determined by the Company in its sole discretion (the "Closing Date").  The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date.  The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Securities to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

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IN WITNESS WHEREOF, this SUBSCRIPTION AGREEMENT made as of the date below between Biologix Hair Inc., a Nevada corporation (the “Company”) and the undersigned (the “Subscriber”). Subject and pursuant to the attached “Terms and Conditions” of this Subscription Agreement, including all schedules and appendices attached hereto, the Subscriber hereby irrevocably subscribes for, and on the Closing Date, will purchase from the Company, the following securities at the following price:

I am an Accredited Investor                                 (Yes/No). If yes, please fill out this section and the accredited investor form.

(Check if Applicable) The Subscriber is ______ an affiliate of Biologix Hair Inc.

Number of Shares Subscribed for:                                                           Shares at US$1.00 per Share.

Amount of Subscription:                                           USD $

Name of Subscriber, Corporation or other form of registration (use full legal name):

Address of Subscriber:

City:                                                          State:________________   Zip Code:

Home Phone:                                                         Bus. Phone:

Cell Phone:                                                          Fax:

Tax Id/E.I.N./S.I.N.

Email address

Name and address of Person Making Investment Decision on behalf of Above Entity if other than an individual purchaser:

Position or Title of Person Making Investment Decision in the Above Entity if other than an individual purchaser:

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Special Instructions:

DELIVERY INSTRUCTIONS if different from the information above

Name and account reference, if applicable.

Contact Name

Address for Delivery

City:                                                           State:________________   Country:

Postal Code:

Bus. Phone:                                                         Fax:

Email address

By signing this acceptance, the Subscriber agrees to be bound by the term and conditions of this Subscription Agreement.

EXECUTED by the Subscriber this _______ day of _____________, 2013.

WITNESS:	EXECUTION BY SUBSCRIBER:
X
Signature of Witness	Signature of individual (if Subscriber is an individual)

X
Name of Witness	Authorized signatory (if Subscriber is not an individual)

Address of Witness	Name of Subscriber (please print)

Name of authorized signatory (please print)

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FOR INTERNAL USE

Company Acceptance

(To be filled out by Biologix Hair Inc.)

ACCEPTED BY:

BIOLOGIX HAIR INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

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APPENDIX 1

Regulation D - US Accredited Investor Form

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Securities of BIOLOGIX HAIR INC. (the “Company”).  The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws.  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.  The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(6) of the 1933 Act.  This Questionnaire is not an offer of shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential.  However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below:  (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies)

1. For purposes determining my status as an Accredited Investor, I hereby certify that I qualify under at least one of the following categories:

(PLEASE CHECK APPROPRIATE CATEGORY)

a.	$1,000,000 Net Worth Natural Person.

A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000, exclusive of the value of his or her primary residence;

b.	$200,000 Income Natural Person.
A natural person who had "Individual Income" in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. (See definition of "Individual Income" under the caption "Who May Invest" of the Memorandum).

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c.	Company, Corporate or Other Entity Investors.
The investor is a partnership, corporation or unincorporated association and all of the equity owners of that entity qualify as Accredited Investors under subparagraph (a) or (b) above.  Investors that check this subparagraph (c) must furnish a separate copy of this Subscription Agreement for each equity owner with each item completed and executed on the Investor Signature Page by such equity owner.

d.	Revocable or Grantor Trust.
The investor is a revocable or grantor trust and each Person with the power to revoke the trust qualifies as an Accredited Investor under (a) or (b) above.  Investors that check this subparagraph (d) must furnish a separate copy of this Subscription Agreement for each Person with the power to revoke the trust with each item completed and executed on the Investor Signature Page by such Person.

e.	Investment Decision by Plan Fiduciary.
The investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and the investment decision is made by a Plan fiduciary, as defined in Section 3(21) of such Act which is a bank, savings and loan association, insurance company or registered investment advisor.

f.	Self-Directed Plan -- Investment Decision Solely by Accredited Investor.
The investor is a qualified profit sharing or defined contribution Plan, the Plan provides for segregated accounts for each Plan Participant, the governing documents of the Plan provide that each participant may direct the trustee to invest his or her funds in the investment vehicles of his or her choice and the purchase of the Shares is made pursuant to an exercise by the Plan Participant, who is an Accredited Investor under subparagraph (a) or (b) above, of such power to direct the investments of his or her segregated account.  This Subscription Agreement must be completed and executed by such Plan Participant.

g.	Institutional Investor.
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts, or similar business trust or partnership, not formed for the specific purposes of acquiring the Shares offered through the Memorandum, with total assets in excess of $5,000,000.

h.	Director, Executive Officer, or General Partner of the Issuer.
Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

2.	I further represent to you as follows:

(i)	Employer and Position of Person Making Investment Decision:

(ii)	Prior Employment (five years) of Person Making Investment Decision:

Employer	(1)
(2)

Nature of	(1)
Duties	(2)

Dates of	(1)
Employment	(2)

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The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information.  If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of _________________, 2013.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity and Tax I.D. No.	Social Security/Tax I.D. No.

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EXHIBIT C

BIOLOGIX HAIR INC.

INSTRUCTIONS TO SUBSCRIBER

1.	COMPLETE all of the information applicable to you or your entity (Company, Trust, etc.) in this Subscription Agreement.

2.	COMPLETE the sections applicable to your place of residency or incorporation. This Subscription may contain sections and questionnaires specific to your country of residence.

3.	FAX Completed Subscription Agreement to 778-383-6485 or scan and EMAIL to pp@biologixhair.com Attention: Private Placement Department.

4.	WIRE FUNDS BY BANK TRANSFER: USD to Biologix Hair Inc. See bank details below;

BENEFICIARY BANK:	BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, B. C., CANADA
B: 604- 665-7506 (Attn: Marj Ross)

CANADIAN BANK NUMBER:	001

TRANSIT NUMBER:	0004 (or 00040, if a 5 digit # required)

BENEFICIARY:	Biologix Hair Inc.

USD ACCOUNT NUMBER:	4748-220

SWIFT BIC ADDRESS:	BOFMCAM2

SPECIAL INSTRUCTIONS	IMPORTANT - Have Bank identify Subscribers Name on the wire transfer.

5.	MAIL or COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaires, to our private placement processing department at:

Biologix Hair Inc.
Private Placement Department
Suite 111, Unit 8- 6014 Vedder Road,
Chilliwack, BC, Canada
V2R 5P5

Phone: (778) 383-6485 ext. 705

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EXHIBIT B

Confidential
Private Placement Subscription Agreement
(Regulation S Offering for International Non-U.S. Persons)

BIOLOGIX HAIR INC.
82 Avenue Rd.,
Toronto, Ontario, M5R 2H2.
Canada

$2,000,000
2,000,000 Shares @
$1.00 per Share

Minimum Investment:  $25,000.00

January 15, 2013

BIOLOGIX HAIR INC.

INSTRUCTIONS TO SUBSCRIBER

1.	COMPLETE all of the information applicable to you or your entity (Company, Trust, etc.) in this Subscription Agreement.

2.	COMPLETE the sections applicable to your place of residency or incorporation. This Subscription may contain sections and questionnaires specific to your country of residence.

3.	FAX Completed Subscription Agreement to 778-383-6485 or scan and EMAIL to pp@biologixhair.com Attention: Private Placement Department.

4.	WIRE FUNDS BY BANK TRANSFER: USD to Biologix Hair Inc. See bank details below;

BENEFICIARY BANK:	BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, B. C., CANADA
B: 604- 665-7506 (Attn: Marj Ross)

CANADIAN BANK NUMBER:	001

TRANSIT NUMBER:	0004 (or 00040, if a 5 digit # required)

BENEFICIARY:	Biologix Hair Inc.

USD ACCOUNT NUMBER:	4748-220

SWIFT BIC ADDRESS:	BOFMCAM2

SPECIAL INSTRUCTIONS	IMPORTANT - Have Bank identify Subscribers Name on the wire transfer.

5.	MAIL or COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaires, to our private placement processing department at:

Biologix Hair Inc.
Private Placement Department
Suite 111, Unit 8- 6014 Vedder Road,
Chilliwack, BC, Canada
V2R 5P5

Phone: (778) 383-6485 ext. 705

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SUBSCRIPTION AGREEMENT
(Regulation S Offering for International Non-U.S. Persons)

BIOLOGIX HAIR INC.

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TERMS AND CONDITIONS

SUBSCRIPTION AGREEMENT between Biologix Hair Inc., a Florida corporation (the “Company”) and the undersigned (the “Subscriber”).

WHEREAS:

A.           The Company desires to offer for sale pursuant to Regulation S of the United States Securities Act of 1933 (the “Act”) (the “Offering”) a maximum of 2,000,000 Shares ($2,000,000) (the “Shares”) at an offering price of $1.00 per Share in the currency of the United States.

B.           Each Share consists of one (1) share of common stock of $0.001 par value per share.

C.           The Subscriber desires to acquire the number of Shares of the Offering set forth on the signature page hereof on the terms and subject to the conditions of this Subscription Agreement. The undersigned hereby irrevocably subscribes for the purchase of Shares, pursuant to and in accordance with the terms and conditions of this Subscription Agreement, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below.

D.           The undersigned agrees that:  (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such securities, unless either (a) a registration statement, or post-effective amendment thereto, covering such securities have been filed with the Securities and Exchange Commission pursuant to the Act , and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the securities is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the common stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied and (3) the Company may affix the legend set forth herein to the certificates for Shares hereby subscribed for, if such legend is applicable.

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The following information is furnished as the undersigned’s subscription for Shares issued by the Company, consisting of shares of common stock, $0.001 par value per share at a price of $1.00 per share, and for you to determine whether I am qualified to purchase Shares from the Company pursuant to Regulation S promulgated under the Act, and comparable provisions of applicable state securities laws.  I, the undersigned, understand that you will rely upon the following information for purposes of such determination, and that the Shares will not be registered under the Act in reliance upon the exemption from registration provided by Regulation S of the Act.

ALL INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT WILL BE TREATED CONFIDENTIALLY. However, it is agreed that you may present this document to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Act or meets the requirements of applicable state securities laws.  I understand that if I make a false statement, it will constitute a violation of my representations and warranties under this Subscription Agreement and may also constitute a violation of law, for which the Company can make a claim for damages against me.  My investment in the Shares will not be accepted until the Company determines that I satisfy all of the suitability standards set forth in the Private Placement Memorandum (the “Memorandum”).  See “Who May Invest.”

1.	Representations and Warranties. I, the undersigned, represent and warrant as follows:

(a)
I have received the Memorandum, have carefully reviewed the Memorandum, and have relied solely on the information contained therein, and information otherwise provided to me in writing by the Company.   I understand that all documents, records and books pertaining to this investment have been made available by the Company for inspection by me or my attorney and accountant.  I am familiar with the Company’s business objectives and the financial arrangements in connection therewith.  The Shares I am purchasing are the kind of securities that I wish to hold for investment and the nature of the Shares are consistent with my investment program. My advisor(s) and I have had a reasonable opportunity to ask questions of and receive answers from the officers and directors of the Company concerning the Company and the Shares.  All such questions have been answered to my full satisfaction.  I, or my representatives, have made such investigation of the facts and circumstances set forth in the Memorandum and exhibits thereto in connection with any purchase of the Shares as I have deemed necessary.  No representations have been made or information furnished to me or my advisor(s) relating to the Company or the Shares that are in any way inconsistent with the Memorandum.

(b)
As purchaser, I am not a “U.S. Person” as defined by Regulation S of the Act and am not acquiring the Shares for the account or benefit of a U.S. Person.  A “U.S. Person” is defined by Regulation S of the Act to be any person who is:  (i) Any natural person resident in the United States; (ii) Any partnership or corporation organized or incorporated under the laws of the United States; (iii) Any estate of which any executor or administrator is a U.S. person; (iv) Any trust of which any trustee is a U.S. person; (v) Any agency or branch of a foreign entity located in the United States; (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) Any partnership or corporation if: (A) Organized or incorporated under the laws of any foreign jurisdiction; and (B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

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(c)
Subject to the terms and conditions hereof, I hereby irrevocably tender this Subscription Agreement for the purchase of the Shares indicated below and shall pay for such Shares in the manner set forth herein.  I am aware that the subscription made herein is irrevocable, but that the Company has the unconditional right to accept or reject this subscription, in whole or in part, and that the sale of the Shares pursuant hereto is subject to the approval of certain legal matters by legal counsel and to other conditions.  If my subscription is not accepted for any reason whatsoever, or, if the offering made through the Memorandum is terminated, my money will be returned in full, without any interest that may be earned thereon, and the Company will be relieved of any responsibility or liability that might be deemed to arise out of my offer to subscribe for the Shares.

(d)
I have carefully reviewed the Memorandum.  I have such knowledge and experience in business and financial matters as will enable me to evaluate the merits and risks of the prospective investment and to make an informed investment decision.  I am also aware that no state or Federal agency has reviewed or endorsed the Memorandum or the Shares, that the Shares involve a high degree of economic risk.

(e)
I have satisfied myself as to the full observance of the laws of my jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within my jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares;

(f)
I have been advised and am fully aware that investing in the Shares is a speculative and uncertain undertaking, the advantages and benefits of which are generally limited to a certain class of investors, and that the Shares may be sold only to persons who understand the nature of the proposed operations of the Company and for whom the investment is suitable.  I represent that I meet such suitability requirements.

(g)	I have relied on my own tax and legal adviser and my own investment counselor with respect to the income tax and investment considerations of being an investor as described in the Memorandum.

(h)	I meet the requirements of a purchaser as set forth in the Memorandum under the caption “Who May Invest.”

(i)
I understand that the Company has not registered the Shares under the Act, or the applicable laws of any other jurisdiction, in reliance on exemptions from registration.  I further understand that such exemptions depend upon my investment intent at the time I acquire the Shares.  I therefore represent and warrant that I am purchasing the Shares for my own account for investment, not as a nominee or agent, without any present intention to distribution, assignment, resale or other transfer of the Shares in any manner which would result in a violation of Regulation S or any other provision of United States securities laws.  Except as specifically stated herein, no other person has a direct or indirect beneficial interest in the Shares.  Because the Shares are not registered, I am aware that I must hold them indefinitely unless they are registered under the Act or I must obtain exemptions from such registration.  I acknowledge that the Company is under no duty to register the Shares or comply with any exemption in connection with my sale, transfer or other disposition under applicable rules and regulations, except as described in the Memorandum.  I understand that if I desire to sell, assign, transfer, hypothecate or in any way alienate or encumber the Shares in the future, the Company can require that I provide, at my own expense, an opinion of counsel satisfactory to the Company to the effect that such action will not result in a violation of applicable federal or state securities laws and regulations or other applicable federal or state laws and regulations.

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(j)
The solicitation of an offer to purchase the Shares was directly communicated to me through the Memorandum to which this Subscription Agreement is attached as an Exhibit.  At no time was I presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer.

(k)
I recognize that my investment in the Shares involves certain risks and I have taken full cognizance of and understand all of the risk factors related to the business objectives of the Company and the purchase of the Shares, including those risk factors set forth under the caption “RISK FACTORS” in the Memorandum.

(l)
All information that I have provided herein is correct and complete as of the date hereof, and if there should be any material change in such information prior to the acceptance of this Subscription Agreement, I will immediately provide the Company with such information.

(m)
If the Subscriber is a corporation, partnership, trust, unincorporated association or other entity, it is authorized and otherwise duly qualified to purchase and hold the Shares subscribed hereunder, and such entity has not been formed for the specific purpose of acquiring the Shares.  If the Subscriber is a trustee and is acquiring the Shares for the trust of which he is a trustee, he has sought the advice of counsel regarding whether the purchase of the Shares is an authorized trust investment and has been advised by counsel that after reviewing all applicable laws and the terms of the trust instrument, such counsel is of the opinion that the undersigned has the authority to purchase the Shares for the trust.

(n)	If the Subscriber is an individual, he or she is 21 years of age, or if the Subscriber is an association, all of its members are of such age.

(o)
Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its corporate purposes.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

(p)	The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this subscription Agreement to the Subscriber’s address indicated herein.

(q)	The Subscriber acknowledges and agrees that the subscription for the Shares and the Company’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

2.
Restrictive Legend.  I hereby acknowledge and consent to the placement of the following restrictive legend on the certificate(s) and other documents(s) representing shares of the Company’s common stock:

THE SECURITIES  REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGES OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A SATISFACTORY LEGAL OPINION TO THE COMPANY.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.  A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”  MAY BE OBTAINED FROM THE COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION IN A FORM SATISFACTORY TO THE COMPANY AND ITS REGISTRAR AND TRANSFER AGENT, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR AS PRESCRIBED BY THE COMPANY FROM TIME TO TIME.

3.           Indemnification.

I agree to indemnify and hold harmless the Company, its officers and directors from and against all damages, losses, costs and expenses (including reasonable attorney’s fees) which they may incur by reason of my failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any untrue statement made herein or any breach of the representations and warranties made herein or in any document that I have provided to the Company.

4.	Miscellaneous.

(a)
I agree that I may not cancel, terminate or revoke this Subscription Agreement or any covenant hereunder and that this Subscription Agreement shall survive my death or disability and shall be binding upon my heirs, executors, administrators, successors and assigns.

(b)	This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada.

(c)
Within five days after receipt of a written request from the Company, I agree to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

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IN WITNESS WHEREOF, this SUBSCRIPTION AGREEMENT made as of the date below between Biologix Hair Inc., a Nevada corporation (the “Company”) and the undersigned (the “Subscriber”). Subject and pursuant to the attached “Terms and Conditions” of this Subscription Agreement, including all schedules and appendices attached hereto, the Subscriber hereby irrevocably subscribes for, and on the Closing Date, will purchase from the Company, the following securities at the following price:

I am an Accredited Investor                                 (Yes/No). If yes, please fill out this section and the accredited investor form.

(Check if Applicable) The Subscriber is ______ an affiliate of Biologix Hair Inc.

Number of Shares Subscribed for:                                                           Shares at US$1.00 per Share.

Amount of Subscription:                USD $

Name of Subscriber, Corporation or other form of registration (use full legal name):

Address of Subscriber:

City:                                                          Country:________________   Postal Code:

Home Phone:                                                         Bus. Phone:

Cell Phone:                                                          Fax:

Tax Id/E.I.N./S.I.N.

Email address

Name and address of Person Making Investment Decision on behalf of Above Entity if other than an individual purchaser:

Position or Title of Person Making Investment Decision in the Above Entity if other than an individual purchaser:

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Special Instructions:

DELIVERY INSTRUCTIONS if different from the information above

Name and account reference, if applicable.

Contact Name

Address for Delivery

City:                                                           Country:                                                         Postal Code:

Bus. Phone:                                                         Fax:

Email address

By signing this acceptance, the Subscriber agrees to be bound by the term and conditions of this Subscription Agreement.

EXECUTED by the Subscriber this _______ day of _____________, 2013.

WITNESS:	EXECUTION BY SUBSCRIBER:
X
Signature of Witness	Signature of individual (if Subscriber is an individual)

X
Name of Witness	Authorized signatory (if Subscriber is not an individual)

Address of Witness	Name of Subscriber (please print)

Name of authorized signatory (please print)

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FOR INTERNAL USE

Company Acceptance

(To be filled out by Biologix Hair Inc.)

ACCEPTED BY:

BIOLOGIX HAIR INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

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EXHIBIT C

BIOLOGIX HAIR INC.

INSTRUCTIONS TO SUBSCRIBER

1.	COMPLETE all of the information applicable to you or your entity (Company, Trust, etc.) in this Subscription Agreement.

2.	COMPLETE the sections applicable to your place of residency or incorporation. This Subscription may contain sections and questionnaires specific to your country of residence.

3.	FAX Completed Subscription Agreement to 778-383-6485 or scan and EMAIL to pp@biologixhair.com Attention: Private Placement Department.

4.	WIRE FUNDS BY BANK TRANSFER: USD to Biologix Hair Inc. See bank details below;

BENEFICIARY BANK:	BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, B. C., CANADA
B: 604- 665-7506 (Attn: Marj Ross)

CANADIAN BANK NUMBER:	001

TRANSIT NUMBER:	0004 (or 00040, if a 5 digit # required)

BENEFICIARY:	Biologix Hair Inc.

USD ACCOUNT NUMBER:	4748-220

SWIFT BIC ADDRESS:	BOFMCAM2

SPECIAL INSTRUCTIONS	IMPORTANT - Have Bank identify Subscribers Name on the wire transfer.

5.	MAIL or COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaires, to our private placement processing department at:

Biologix Hair Inc.
Private Placement Department
Suite 111, Unit 8- 6014 Vedder Road,
Chilliwack, BC, Canada
V2R 5P5

Phone: (778) 383-6485 ext. 705

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